INFORMATION STATEMENT PURSUANT TO
                              SECTION 14(c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

|_|      Preliminary Information Statement.

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2).

|X|      Definitive Information Statement.


                               DYNAMIC I-T, INC.
         --------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act rules 14c-5(g) and 0-11:

         (1) Title of each class of securities to which transaction applies: N/A

         (2)      Aggregate number of securities to which transaction applied:
                  N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         (4)      Proposed maximum aggregate value of transaction:  N/A

         (5)      Total fee paid:  None

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:  N/A

         (2)      Form, Schedule or Registration Statement No.:  N/A

         (3)      Filing Party:  N/A

         (4)      Date Filed:  N/A

                               DYNAMIC I-T, INC.
                                2504 11th Street
                             Santa Monica, CA 90405



                                 July 8, 2001



Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Dynamic I-T, Inc. scheduled for August 1, 2001, at Dynamic I-T, Inc., 2504 11th Street, Santa Monica, CA 90405, at 10:00 a.m. PDT.

     Please review the enclosed Notice of Meeting and Information Statement, which describe the matter to be acted upon at the meeting. No proxies are being solicited for this meeting as eight parties controlling over 50% of the votes have indicated that they will vote their shares in favor of the proposal to approve the exchange of 100% of the Banknet shares for Consolidated Communications Corp. of Ireland ("CCC") shares, which shall be distributed pro rata to Dynamic I-T, Inc. shareholders on the record date for shareholders information statement for the transaction.

         Thank you for your continued support.

                                          Sincerely,


                                          /s/Spencer H. Young
                                          ----------------------
                                          Spencer H. Young
                                          President

                                DYNAMIC I-T, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         Date:      August 1, 2001
                         Time:      10:00 a.m. PDT
                        Place:      Dynamic I-T, Inc.
                                    2504 11th Street
                                    Santa Monica, CA 90405


Matters to be voted on:

o Approval of the exchange of 100% of the Banknet shares for CCC shares, which shall be distributed pro rata to Dynamic I-T, Inc. shareholders on the record date for shareholders information statement for the transaction.


     You have the right to receive this notice and vote at the Special Meeting if you were a shareholder of record at the close of business on the date of this notice.

                                          /s/Spencer H. Young
                                          -------------------------
                                          Spencer H. Young


July 8, 2001

                                DYNAMIC I-T, INC.

                           2001 INFORMATION STATEMENT

                                TABLE OF CONTENTS


General Information............................................................1

Voting   ......................................................................1

Proposal No. 1 ................................................................2

The Board of Directors.........................................................3

Security Ownership.............................................................4

Executive Compensation.........................................................5

         Board of Directors Report.............................................5

         Executive Compensation Tables.........................................6

Certain Transactions.......................................................... 7

Section 16(a) Beneficial Ownership Reporting Compliance....................... 7

Other Business................................................................ 7



     Copies of this information statement are available to shareholders at no charge upon request directed to:

                                Dynamic I-T, Inc.
                                2504 11th Street
                             Santa Monica, CA 90405
                             Telephone: 310-392-8179
                             Facsimile: 310-396-3029

                               GENERAL INFORMATION

INFORMATION STATEMENT

     Management of Dynamic I-T, Inc. ("Dynamic") is providing this information statement to inform you about things to be voted on at the special meeting of our shareholders scheduled for August 1, 2001. The matter or proposal to be voted upon is approval of the exchange of 100% of the Banknet shares for Consolidated Communications Corp. of Ireland ("CCC") shares, which shall be distributed pro rata to Dynamic I-T, Inc. shareholders on the record date for shareholders information statement for the transaction. We are not soliciting proxies as eight parties holding voting control of, in the aggregate, over 50% of the votes entitled to be cast at the meeting have indicated that they will vote in favor of the above proposal.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

COSTS OF INFORMATION STATEMENT

     We will pay the cost preparing and sending out this information statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING


SHAREHOLDERS ENTITLED TO VOTE

     Holders of record of common stock at the close of business on the date of mailing of this information statement will be entitled to vote at the Special Meeting of Shareholders. As of July 8, 2001, approximately 5,205,213 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. Record date for Notice and the Information Statements is July 8, 2001.

CUMULATIVE VOTING FOR DIRECTORS

     In the election of directors, shareholders are entitled to cumulate their votes for candidates whose names have been placed in nomination prior to the voting, if a shareholder has given notice at the Special Meeting prior to the voting of his or her intention to cumulate votes. Cumulative voting entitles every shareholder who is otherwise entitled to vote at an election of directors to cumulate its votes, that is, to give any one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or to distribute those cumulated votes on the same principle among as many candidates as a shareholder thinks fit. If any one shareholder gives notice of the intention to cumulate votes, all shareholders may cumulate their votes for candidates. On all matters other than election of directors, each share has one vote.

QUORUM AND VOTE NECESSARY TO ADOPT PROPOSALS

     In order to transact business at the Special Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Once a share is represented for any purpose at the Special Meeting, it will be deemed present for quorum purposes for the entirety of the meeting.

     The affirmative vote of at least a plurality of the aggregate number of votes represented at the Special Meeting in person or by proxy is required to elect directors. That means that the two individuals receiving the largest number of votes cast will be elected as directors, whether or not they receive a majority of the votes cast.


                              APPROVAL OF EXCHANGE
                                (Proposal No. 1)

     On June 14, 2001, the Board approved the exchange of all of the shares of Banknet, LTD., its wholly owned subsidiary, to Consolidated Communications Corp. of Ireland ("CCC") in exchange for issuance of 5,205,213 shares of CCC which will be distributed pro rata to the shareholders of Dynamic I-T, Inc., as of the Record date July 8, 2001.


 THE BOARD OF DIRECTORS

         COMPOSITION OF THE PRESENT BOARD OF DIRECTORS

     Dynamic is governed by a board of directors that meets throughout the year. There are no standing committees. All matters (including election of officers, executive compensation and selection of auditors) are approved by the board acting as a committee of the whole. Our by-laws call for a board of directors consisting of two members. The board presently consists of two members:

          Spencer H. Young
          Paul R. Warshaw

         The names, background and periods of service of the present directors are as follows:

     Spencer H. Young (J.D. Fordham University) practiced law with Lord, Day & Lord Thacher Proffitt, and Prizer Crawley & Wood. Thereafter he joined the legal department of A.S.C.A.P. and later became a Vice President of Motion Pictures and Business Affairs at Ashley Famous Agency (the forerunner of International Creative Management) specializing in literary, television, motion picture, music, and publishing business affairs and legal matters on behalf of the agency and its clients. When General Electric entered into motion picture and television production, through its subsidiary Tomorrow Entertainment, he was recruited to be its Vice President of Business Affairs. Thereafter he was Vice President of Business Affairs for Lorimar. While at Lorimar he was one of the first American executives to establish co-production agreements for an independent American company. During his tenure at Lorimar these arrangements (with German, Italian and British partners) resulted in the financing of five feature films. The co-production formula he devised became the basis for the financing of dozens of the Lorimar films which followed. In 1981 he was appointed Managing Director of Clydebank Film Studios, Plc and relocated to Britain. In 1992 he returned to the United States to head the newly formed Falcon Film Finance, Ltd. He has been a business affairs consultant to numerous companies including R.K.O. and Taft Broadcasting and has produced three motion pictures and a mini-series. In 1995 he became associated with the Law Offices of Debra M. Stasson from which he resigned in March 1999 to devote his time to Internet related business. In February 2000, Mr. Young became a Vice President of the Company and in April 2000, joined the Company's Board of Directors. In June 2001, Mr. Young was appointed President of the Company.

     Paul R. Warshaw, graduated from the University of California at Berkeley with a BA in Economic History and an MBA in Finance, after which he worked as Security Analyst at Arnold Bernhard & Company in New York City, where he wrote more than 100 published reports on individual companies and industry groups for the Value Line Investment Service. Returning to graduate school in 1974, Dr. Warshaw earned a Ph.D. in Marketing and Psychology in 1977 from the University of Massachusetts, then joined the Faculty of Management at McGill University in Montreal, serving as both Assistant and Associate Professor, teaching, researching and publishing numerous articles with respect to various aspects of Consumer Behavior, Advertising, and Marketing. Dr. Warshaw was appointed to the Editorial Boards of the Journal of Marketing Research and the Journal of Business Research; served as reviewer for the Journal of Consumer Research, Management Science, Journal of Experimental Social Psychology, and the Association for Consumer Research. Dr. Warshaw is listed in Who's Who in American Advertising. Upon returning to his native United States in 1983, he worked as Associate and full Professor of Marketing at Massachusetts Institute of Technology, New York University, Drexel University, and Cal Poly. Dr. Warshaw left academia in 1991 to pursue entrepreneurial ventures in entertainment and marketing research, co-founding private companies RMO Entertainment Group, Digital Hollywood, Streamline Multimedia, 13 14 and WEB Research. They were instrumental in the formation of the Company's Distance Learning division. In June 2000 Dr. Warshaw joined the Company's Board of Directors.

                            COMPENSATION OF DIRECTORS

     We pay no director compensation and have no retirement plan for directors.


                              SECURITY OWNERSHIP

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS,  DIRECTORS  AND  EXECUTIVE
OFFICERS

     COMMON STOCK. The following tables set forth, as of July 8, 2001, the ownership of our common stock by

         o each existing, and nominee for, director and named executive officer of the company,
         o all executive officers and directors of the company as a group, and
         o all persons known by us to beneficially own more than 5% of our common stock.


         DIRECTORS AND OFFICERS TABLE

Title of Class         Name and Address         Amount and Nature     Percent of
                       Of Beneficial Owner      of Beneficial Owner        Class
----------------       ------------------------ -------------------   ----------
Common Stock           Spencer Young**            107,500                2.1%

Common Stock           Paul Warshaw**             165,000                3.1%


All Directors and Executive
 Officers as a Group (2 persons)                  272,500                5.2%

** The beneficial owner's address is the same as the Company's principal office.


         MORE THAN 5% OWNERSHIP TABLES
         COMMON STOCK TABLE

Title of Class      Name and Address        Amount and Nature        Percent of
                    Of Beneficial Owner     of Beneficial Owner           Class
----------------    --------------------    -------------------      -----------
Common              Emmett O'Connell         462,000                      8.9%
                    Raheenduff,
                    Foulkesmil
                    County Wexford, Ireland

Common              Bjorn Jebsen             300,000                       5.8%
                    c/o A. Jebsen
                    Harbor Center 2
                    Railroad & Chicago Street
                    South Harbor Port Area
                    Manila, Philippines

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         The following table contains the title and name of each executive officer of Dynamic:

  NAME                                    TITLE                   SERVED SINCE
  -----                                    ----                   ------------
Spencer H. Young                        Vice President          February 2000
                                        (now President)          June 2001

BOARD OF DIRECTORS REPORT

         RESPONSIBILITIES OF THE BOARD

     The board is responsible for developing and administering the compensation policies and practices for Dynamic and determining the compensation for the Chief Executive Officer and approving or ratifying the compensation of the other executive officers as recommended by the Chief Executive Officer.

         COMPENSATION PHILOSOPHY AND GUIDING PRINCIPLES

     Our executive compensation policies and practices are designed to provide a competitive compensation program that effectively aligns executive compensation with our mission, business strategy, and values. The board believes that implementing these policies and practices will allow us to attract, motivate, retain, and reward key executives who have the skills, experience and talents required to promote our short- and long-term performance and growth.

     The   executive   compensation   program   is   based   on  the   following
pay-for-performance guiding principles:

         o attract, retain, reward and motivate highly talented employees;
         o provide incentives for achieving specific corporate earnings and return goals, as well as market-related goals necessary to build shareholder value over time; and
         o align the interests of executives with the interests of our shareholders by basing a significant portion of compensation upon the company's performance.


         To achieve these objectives, our compensation philosophy and programs:

         o reward executives based on the achievement of financial and other performance measures; and
         o encourage significant employee ownership of the company's common stock.

     The board considers each of these principles as it administers and implements the program.

COMPENSATION COMPONENTS

     Dynamic's compensation programs reflect its commitment to fostering a "pay for performance" culture by aligning the interests of employees with those of the shareholders. The basic elements of Dynamic's executive compensation packages are competitive base salary, cash bonuses, and long-term incentives.

EXECUTIVE COMPENSATION TABLES

     The following table sets forth certain information regarding the annual compensation for services to the Company for the fiscal year ended March 31, 2000 with respect to the Company's executive officers and directors as of December 31, 2000 who are compensated at a rate of more than $100,000 in salary during such fiscal year (the "Named Executive Officers"):

                                          Annual Compensation                        Long Term Compensation
                            ------------------------------------------------ ----------------------------------------
                                                                                     Awards
                                                                             --------------------------
                                                                              Restricted   Securities
Name and                                                     Other Annual        Stock     Underlying    All Other
Principal Position              Year    Salary     Bonus     Compensation       Awards      Options     Compensation
-------------------             ----    ------     -----     ------------      ------       ------      ------------

Spencer Young                   2000    $110,000     $0          0              0              0              0
  Vice President and Director
(now President)

Paul Warshaw, Director          2000    $110,000     $0          0              0              0              0


EMPLOYMENT AGREEMENTS

     The Company entered into an Employment Agreements with Spencer Young and Paul Warshaw, dated December 13, 1999, pursuant to which Mr. Young agreed to serve as Vice President and Director of the Company and Mr. Warshaw to serve as a Director of the Company for an initial term of two years commencing on February 1, 2000 through January 31, 2002 with the Company's right to terminate either or both employment contracts at any time after the first anniversary upon the condition that it pay to Mr. Young and Mr. Warshaw each his full salary for the second contract year. In consideration for their respective services, the contract provides that Mr. Young and Mr. Warshaw each be compensated at a base salary of not less than $110,000 per annum.

                              CERTAIN TRANSACTIONS

LEASES.

     The Company's principal office is located at 2504 Eleventh Street, Santa Monica, California, and consists of office property of approximately 1,200 square feet, which is owned by Spencer Young, President and director of the Company, who maintains the property at no charge to the Company. This location is adequate for the Company's projected needs, and the Company does not believe it will have difficulty in obtaining additional space, as needed. Mr. Young maintains property and liability insurance policies on this office.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires officers, directors and more than ten percent shareholders to report their holdings and transactions in Dynamic's equity securities to the Securities and Exchange Commission on a timely basis. All of our officers, directors and more than ten percent shareholders were delinquent in all required filings in 2000.


                                 OTHER BUSINESS

SPECIAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will be presented for action at the special meeting, only those matters presented in the Notice and Information Statement.

SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholders may propose matters to be presented at shareholders' meetings and also may nominate directors. Shareholder proposals must conform to the standards set out by the Securities and Exchange Commission and must be received at our principal offices on or before September 15, 2001 in order to be included in the proxy materials for presentation at our annual meeting of shareholders in 2001.

ANNUAL REPORT AVAILABLE

SHAREHOLDERS MAY OBTAIN A COPY OF OUR FORM 10-KSB FOR 2000, WITHOUT CHARGE, BY WRITING TO US AT: DYNAMIC I-T, INC., 2504 11th STREET, SANTA MONICA, CALIFORNIA 90405

                                         /s/Spencer H. Young
                                         -------------------------
                                         Spencer H. Young
                                         President

July 8, 2001